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                                                                    Exhibit 10.1

AMENDED AND RESTATED PROMISSORY NOTE (NO. 1)


$*****                                              Pleasanton, California
------
                                                                 May 13, 2002

         FOR VALUE RECEIVED, OASYS TELECOM, INC., a California corporation ("Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of LARSCOM INCORPORATED, a Delaware corporation ("Lender"), on the Maturity Date the principal sum of ***** ($*****), together with accrued interest thereon.

         For the purposes of this Amended and Restated Promissory Note (this "Note"): (a) the "Maturity Date" shall mean the first to occur of: (i) a Liquidation Event, or (ii) May 13, 2004; and (b) "Liquidation Event" shall mean any of the following events to the extent occurring prior to the first anniversary of this Note: (i) the acquisition of Borrower (or any person controlling Borrower), directly or indirectly, and whether through, merger, consolidation, combination, reorganization, stock purchase or otherwise by any one or more of the Adverse Persons; or (ii) one or more Adverse Persons (whether or not acting in concert) shall, directly or indirectly, in one or more transactions, acquire control of Borrower, or any other person controlling Borrower, or acquire all or substantially all of the assets of Borrower. All capitalized terms not otherwise defined in this Note shall have the meaning ascribed to them in that certain Restructuring Agreement between Borrower and Lender dated as of May 13, 2002 (as amended, restated or otherwise modified from time to time, the "Restructuring Agreement").

         1. Amendment and Restatement.
            -------------------------

         This Note, together with the Amended and Restated Promissory Note (No.
2) of even date herewith between the parties (the "Additional Note"), constitute an amendment and restatement of those certain Convertible Promissory Notes dated September 7, 2001, September 25, 2001, October 26, 2001, December 17, 2001, and December 27, 2001 respectively (the "Original Notes") issued in favor of Lender pursuant to that certain Note and Warrant Purchase Agreement dated as of September 7, 2001, between Borrower and Lender. This Note represents an amendment and restatement of certain of the obligations represented by the Original Notes and is not an accord and satisfaction, a novation or an extinguishment of the obligations represented by the Original Notes, which obligations have not been repaid but continue as represented by this Note and the Additional Note.

         2. Interest.
            --------

         The Borrower further promises to pay interest on the outstanding principal amount of this Note from the date hereof until repayment (whether at stated maturity, by acceleration or otherwise), at a rate per annum equal at all times to ***** (*****%). All interest accruing hereunder shall be compounded annually, commencing on the first anniversary hereof and shall be payable on the Maturity Date (unless earlier accelerated in accordance with the terms hereof). All computations of interest shall be made on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days occurring in the period for which such interest is payable.

         3. Payments.
            --------

Confidential treatment has been requested for portions of this exhibit. The copy herewith omits the information subject to the confidentially request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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         (a) Borrower shall make all payments hereunder for the account of
Lender at Larscom Incorporated, 1845 McCandless Drive, Milpitas, California 95035, Attention: Chief Financial Officer, or to such other address as Lender shall notify Borrower. All payments shall be in lawful money of the United States and in same day or immediately available funds not later than 12:00 noon (Pacific Time) on the date due. Each payment by or on behalf of Borrower shall be applied: first, to fees, costs, expenses and other amounts (other than principal and interest), if any, payable under the Restructuring Agreement and this Note; second, to accrued and unpaid interest; and third, to principal.

         (b) Whenever any payment hereunder shall be stated to be due, or whenever any interest payment date or any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then, except as otherwise provided herein, such payment shall be made, and such interest payment date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. For the purposes of this Note, "Business Day" means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in San Francisco, California.

         (c) All payments hereunder shall be made unconditionally in full without deduction, setoff, counterclaim or other defense.

         4. Prepayments.
            -----------

         This Note may be prepaid by the Borrower, in whole but not in part, at any time, on or after November 13, 2002, (the "Prepayment Period"), without penalty or premium, by the payment to Lender of an amount equal to $***** (the "Prepayment Amount"). Payment of the Prepayment Amount in accordance with this
Section 4 shall be a full and complete discharge of all amounts owing in respect of this Note and shall constitute a complete discharge thereof. In the event that the Borrower shall have prepaid the entire amount of this Note in accordance with this Section 4, the Lender will promptly deliver the original Note to the Borrower and, in the event that this Note and the Additional Note shall have been fully paid or prepaid, that certain Intellectual Property Security Agreement between the parties of even date herewith shall terminate and the security interest granted thereunder shall be deemed to be released. Notwithstanding the foregoing, the Borrower shall not be entitled to prepay this Note at any time during the Prepayment Period so long as: (i) any Event of Default pursuant to Section 8(b) or 8(d) remains outstanding, or (ii) or any Liquidation Event shall have occurred.

         5. Highest Lawful Rate.
            -------------------

         In the event that, contrary to the intent of Lender and Borrower, Borrower pays interest under this Note and it is determined that such interest rate was in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal then due under this Note.

         6. Covenants.
            ---------

         Until the termination of this Note and the indefeasible payment in accordance with the terms hereof, Borrower shall promptly notify the Lender of the occurrence of any Event of Default (as defined below) of which the Borrower has knowledge or becomes aware, by a statement of the president or chief executive officer or chief financial officer of the Borrower setting forth details of such Event of Default and the action that the Borrower proposes to take with respect thereto.

         7. Representations and Warranties.
            ------------------------------

         Borrower represents and warrants to Lender that:


***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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         (a) Borrower is a corporation duly organized, validly existing and in good standing under the law of the jurisdiction of its incorporation and has all requisite corporate power and authority to execute, deliver and perform its obligations under the Restructuring Agreement and this Note (collectively, the "Note Documents").

         (b) The execution, delivery and performance by Borrower of the Note Documents have been duly authorized by all necessary corporate action of Borrower, and the Note Documents constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to the rights of creditors generally or the effect of equitable principles which limit the availability of equitable remedies.

         (c) No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other person or entity, is required for the due execution, delivery or performance by Borrower of the Note Documents.

         (d) None of the documents or materials relating to the Borrower and its subsidiaries provided to the Lender in connection with the Note Documents contains any untrue statement of material fact or omits to state any fact necessary in order to make the statements contained therein not materially misleading.

         8. Events of Default.
            -----------------

         The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

         (a) Borrower shall fail to pay any principal or other amount payable under any Note Document when due; or

         (b) Borrower shall fail to perform any of its other covenants, obligations or agreements contained in (i) any Note Document, or (ii) Section
3.1 or 7.3 of the License Agreement dated as of May 13, 2002 between the Borrower and Lender (as amended, restated or otherwise modified from time to time, the "License Agreement"), or (iii) Section 9 or 10 of the Supply Agreement dated as of May 13, 2002 between the Borrower and Lender (as amended, restated or otherwise modified from time to time, the "Supply Agreement"); and in any such case such failure shall continue for thirty (30) days after the date on which Borrower receives notice of such failure; or

         (c) Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Borrower in writing to Lender in connection with any Note Document shall have been false or incorrect, in any material respect, when made or deemed made; or

         (d) Any Note Document or the License Agreement shall cease to be, or shall be asserted by anyone in the context of any bankruptcy proceeding or assignment for the benefit of creditors not to be, a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms; provided, however, that any such default shall be considered to have been cured in the event that it shall have been finally determined by a court of competent jurisdiction that such assertion is unsuccessful and the Note Document or License Agreement (as applicable) is valid and subsisting.

                  Upon the occurrence and during the continuation of any Event of Default: (a) the Lender may, at any time, declare all unpaid amounts owing or payable under the Note Documents to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower; and (b) the Lender may exercise all rights and remedies available to Lender under the Note Documents, applicable law or otherwise, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower. The rights and remedies under the Note Documents are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Lender.

                  This Note is secured by that certain Intellectual Property Security Agreement dated as of even date herewith between Borrower and Lender.

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         9. Costs and Expenses.
            ------------------

         Borrower agrees to pay on demand all costs and expenses of Lender, and the reasonable fees and disbursements of counsel, in connection with (i) any amendments, modifications or waivers of the terms of the Note Documents requested or initiated by Borrower, and (ii) the enforcement or attempted enforcement of, and preservation of any rights or interests under the Note Documents, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case. Any amounts payable to Lender pursuant to this Section 9 if not paid upon demand shall bear interest from the date of such demand until paid in full at the rate of ten percent (10%) per annum.

         10. Severance.
             ---------

         Whenever possible, each provision of the Note shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Note shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Note, or the validity or effectiveness of such provision in any other jurisdiction.

         11. No Waiver.
             ---------

         Any term, covenant, agreement or condition of this Note may be amended or waived if such amendment or waiver is in writing and is signed by Borrower and Lender. No failure or delay by Lender in exercising any right or remedy under any Note Document shall operate as a waiver thereof or of any other right or remedy nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or of any other right or remedy. The acceptance at any time by Lender of any past-due amount hereunder shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         12. Successors and Assigns.
             ----------------------

         The Note Documents shall be binding upon and inure to the benefit of Borrower, Lender, and their respective successors and permitted assigns. Either party may at any time assign or otherwise transfer to any other person or entity all or part of its rights or obligations under the Note Documents in connection with an acquisition of all or substantially all of its assets or businesses or acquisition of a controlling interest in its equity securities or in connection with a merger, consolidation, reorganization or other like transaction. Except as provided herein, neither party may assign or transfer any of its rights or obligations under the Note Documents without the prior written consent of the other party, which consent shall not to be unreasonably withheld (and any purported assignment without such consent shall be void).


         13. No Benefit.
             ----------

         Nothing expressed in or to be implied from this Note is intended to give, or shall be construed to give, any person or entity other than the parties hereto and their permitted successors and assigns hereunder any benefit or legal or equitable right, remedy or claim under or by virtue of this Note or under or by virtue of any provision herein.

         14. Miscellaneous.
             -------------

         (a) The words "hereof," "herein," "hereunder" and similar words refer to this Note as a whole and not to any particular provision of this Note.

         (b) Borrower hereby waives presentment, demand, protest, notice of dishonor and all other notices, except as expressly provided herein, any release or discharge arising from any extension of time, discharge of a prior party, or other cause of release or discharge other than indefeasible payment in accordance with the terms hereof.

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         15. Notices.
             -------

         (a) All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile and electronic mail) and mailed, sent or delivered to the respective parties hereto as follows (or at or to such other address as shall be designated by any party in a written notice to the other parties hereto):

If to Lender:         Larscom Incorporated
                      1845 McCandless Drive
                      Milpitas, CA  95035
                      Facsimile: (408) 956-0998
                      Attention: Chief Financial Officer

With a copy to:       Brobeck, Phleger & Harrison LLP
                      2000 University Avenue
                      East Palo Alto, CA  94303
                      Facsimile: (650) 331-8100
                      Attention: Jonathan P. Shanberge, Esq.

If to Borrower:       Oasys Telecom, Inc.
                      7060 Koll Center Parkway, Suite 340
                      Pleasanton, CA  94566
                      Facsimile: 925) 462-3338
                      Attention: Gerard Miille
                                 President and Chief Executive Officer


         (b) All such notices and communications shall be effective (i) if delivered by hand, upon delivery; (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States), postage prepaid; (iii) if sent by overnight courier, one day after deposit with a nationally recognized and reputable overnight courier, specifying next day delivery, with written verification of receipt, and postage prepaid; and (iv) if sent by facsimile or electronic mail, when sent.

         16. Law and Jurisdiction.
             --------------------

         (a) This Note shall be construed in accordance with and governed by the laws of the State of California, excluding conflict of law principles. Each party hereby consents to the institution and resolution of any action or proceeding of any kind or nature with respect to or arising out of this Note and the other Note Documents in the state and federal courts located within Santa Clara county or the Northern District, respectively, of the State of California.

         (b) The Borrower and Lender hereby agree to waive their respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to the Note Documents or the transactions contemplated thereby in any action, proceeding or other litigation of any type brought by any of the parties against any other party. The Borrower and Lender hereby agree that any such claim or cause of action shall be tried by a court trial without a jury. Without in any way limiting the foregoing, the Borrower and Lender further agree that their respective right to a trial by jury is waived by operation of this section as to any action, counterclaim or other proceeding that seeks, in whole or in part, to challenge the validity or enforceability of this Note, the other Note Documents or any provision hereof or thereof.

[Remainder of page intentionally left blank]

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         IN WITNESS WHEREOF, the undersigned duly authorized officer of Borrower has executed this Note as of the date first set forth above.

                                    "BORROWER"

                                    OASYS TELECOM, INC.



                                    By: /s/ Gerard Miille

                                    Name: Gerard Miille

                                    Title: President and Chief Executive Officer